UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: March 28, 2014 (Date of earliest event reported)

AMERICAN TIRE DISTRIBUTORS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-124878	59-3796143
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

12200 Herbert Wayne Court, Suite 150

Huntersville, North Carolina

(Address of principal executive offices)

28078

(Zip Code)

Registrant’s telephone number, including area code: (704) 992-2000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On March 31, 2014, American Tire Distributors Holdings, Inc. (“Holdings”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Initial 8-K”) to report the acquisition of Terry’s Tire Town Holdings, Inc., an Ohio corporation, (“Terry’s Tire”) on March 28, 2014. The acquisition was completed pursuant to a Stock Purchase Agreement, dated as of February 17, 2014, among American Tire Distributors, Inc., a direct wholly-owned subsidiary of Holdings (“ATDI”) and TTT Holdings, Inc., a Delaware corporation (“TTT Holdings”). TTT Holdings owns all of the capital stock of Terry’s Tire. TTT Holdings has no significant assets operations other than its ownership of Terry’s Tire. The operations of Terry’s Tire and its subsidiaries constitute the operations of TTT Holdings. Terry’s Tire and its subsidiaries are engaged in the business of purchasing, marketing, distributing and selling tires, wheels and related tire and wheel accessories on a wholesale basis to tire dealers, wholesale distributors, retail chains, automotive dealers and others, retreading tires and selling retread and other commercial tires through commercial outlets to end users and selling tires directly to consumers via the internet. This Form 8-K/A amends the Initial 8-K to include the financial information required by Item 9.01 of Form 8-K. The information previously reported in the Initial 8-K is hereby incorporated by reference into this Form 8-K/A.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

i.	The audited consolidated balance sheets of TTT Holdings as of December 31, 2013 and 2012, the related consolidated statements of operations, of stockholders’ equity, and of cash flows for the years then ended, the related notes to the consolidated financial statements and the related auditor’s report of PricewaterhouseCoopers, LLP, are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

ii.	The audited consolidated balance sheets of TTT Holdings as of December 31, 2012 and 2011, the related consolidated statements of operations, of stockholders’ equity, and of cash flows for the years then ended, the related notes to the consolidated financial statements and the related auditor’s report of PricewaterhouseCoopers, LLP, are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The following information is attached hereto as Exhibit 99.3 and incorporated herein by reference:

(i)	Unaudited Pro Forma Condensed Combined Balance Sheet as of December 28, 2013.

(ii)	Unaudited Pro Forma Condensed Combined Statement of Operations for the Fiscal Year Ended December 28, 2013.

(iii)	Notes to the Unaudited Pro Forma Condensed Combined Financial Information.

(d)	Exhibits

Exhibit No.	Description

99.1	Audited Consolidated Financial Statements of TTT Holdings as of and for the years ended December 31, 2013 and 2012.

99.2	Audited Consolidated Financial Statements of TTT Holdings as of and for the years ended December 31, 2012 and 2011.

99.3	Unaudited Pro Forma Condensed Combined Financial Information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN TIRE DISTRIBUTORS HOLDINGS, INC. (Registrant)

June 3, 2014	By:	/s/ JASON T. YAUDES
Name: Jason T. Yaudes
Title: Executive Vice President and
Chief Financial Officer